                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Genaera Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                 [LOGO] GENAERA

                              GENAERA CORPORATION
                               5110 Campus Drive
                           Plymouth Meeting, PA 19462

                               ----------------

                 NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 16, 2002

                               ----------------

TO THE STOCKHOLDERS OF
GENAERA CORPORATION:

   Notice is hereby given that the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Genaera Corporation (the "Company" or "Genaera") will be held at the DoubleTree Guest Suites, 640 West Germantown Pike, Plymouth Meeting, PA, 19462 on May 16, 2002, at 10:00 a.m., local time, for the following purposes:

     1. To elect eight directors;

     2. To ratify the appointment of KPMG LLP as independent accountants for the Company for the fiscal year ending December 31, 2002; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

   Only stockholders of record as of the close of business on March 20, 2002 will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof. A list of stockholders of the Company as of the close of business on March 20, 2002 will be available for inspection during normal business hours for ten days prior to the Annual Meeting at the Company's executive offices at 5110 Campus Drive, Plymouth Meeting, PA, 19462.

                                          By Order of the Board of Directors,

                                          /s/ CHRISTOPHER P. SCHNITTKER

                                          CHRISTOPHER P. SCHNITTKER
                                          Secretary

Plymouth Meeting, PA
April 19, 2002

 EACH STOCKHOLDER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF A STOCKHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                                 [LOGO] GENAERA

                              GENAERA CORPORATION
                               5110 Campus Drive
                           Plymouth Meeting, PA 19462

                               ----------------

                              PROXY STATEMENT FOR
                      2002 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 16, 2002

                               ----------------

   This Proxy Statement and the accompanying form of proxy are being mailed on or about April 19, 2002 to the stockholders of Genaera Corporation (the "Company" or "Genaera"). These materials are being furnished in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the DoubleTree Guest Suites, 640 West Germantown Pike, Plymouth Meeting, PA 19462 on May 16, 2002, at 10:00 a.m., local time, and at any adjournments thereof.

   The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by telephone by officers and directors and a small number of employees of the Company who will not be specially compensated for such services. The Company also will request banks and brokers to solicit proxies from their customers, where appropriate, and will reimburse such persons for reasonable expenses incurred in that regard.

   In accordance with a notice sent earlier this year to certain street-name stockholders who share a single address, the Company is sending only one annual report and proxy statement to that address unless the Company received contrary instructions from any stockholder at that address. This practice, known as "householding," is designed to reduce the Company's printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, they may telephone Investor Relations at (610) 941-4020 or write them at 5110 Campus Drive, Plymouth Meeting, PA 19462. If you are receiving multiple copies of the Company's annual report and proxy statement, you can request householding by contacting Investor Relations in the same manner.

   The Company's Annual Report to Stockholders for the year ended December 31, 2001, including financial statements, is being mailed to stockholders with this Proxy Statement, but does not constitute a part of this Proxy Statement. A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the U. S. Securities and Exchange Commission, is available without charge upon written request to Investor Relations, Genaera Corporation, 5110 Campus Drive, Plymouth Meeting, PA, 19462.

                             VOTING AT THE MEETING

   Holders of record of shares of the Company's Common Stock at the close of business on March 20, 2002 (the "Record Date") are entitled to vote at the Annual Meeting. As of the Record Date, there were 32,867,386 shares of Common Stock outstanding. Each stockholder entitled to vote shall have the right to one vote for each share of Common Stock outstanding in such stockholder's name.

   The Company presently has no other class of stock outstanding and entitled to be voted at the Annual Meeting. The presence in person or by proxy of stockholders of a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum.

   Shares cannot be voted at the Annual Meeting unless the holder of record is present in person or by proxy. The enclosed form of proxy is a means by which a stockholder may authorize the voting of his, her or its shares at the Annual Meeting. The shares of Common Stock represented by each properly executed proxy will be voted at the Annual Meeting in accordance with each stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. If no choice has been specified and the enclosed proxy card is properly executed and returned, the shares will be voted as recommended by the Board of Directors. If any other matters are properly presented to the Annual Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

   Brokers who hold shares in street name for customers have the authority under the rules of various stock exchanges to vote on certain items when they have not received instructions from beneficial owners. Where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals. A broker non-vote will have no effect in the outcome of the election of directors, as the directors are to be elected by a plurality of the votes cast.

   Directors are to be elected at the Annual Meeting by a plurality of the votes cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Votes may be cast in favor of a director nominee or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect other than for purposes of determining the presence of a quorum.

   With regard to the ratification of KPMG LLP as independent accountants, the affirmative vote of the majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter is required to approve such matter. On such matters, broker non-votes are not considered shares entitled to vote on the matter and therefore will not be taken into account in determining the outcome of the vote on the matter. Abstentions are considered shares entitled to vote on the matter and therefore will have the effect of a vote against the matter.

   Execution of the accompanying proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by giving written or oral notice of revocation to the Secretary of the Company, or by delivering a subsequently executed proxy, at any time before the proxy is voted.

   Your proxy vote is important. Accordingly, you are asked to complete, sign and return the accompanying proxy card whether or not you plan to attend the Annual Meeting. If you plan to attend the Annual Meeting to vote in person and your shares are registered with the Company's transfer agent in the name of a broker or bank, you must secure a proxy from your broker or bank assigning voting rights to you for your shares of Common Stock.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

   The Board of Directors of the Company consists of such number of directors as is fixed from time to time by resolution adopted by the Board of Directors. At the Annual Meeting, eight directors are to be elected. Each director will hold office until the 2003 Annual Meeting, the election and qualification of his successor or his earlier death, removal or resignation.

   The Board of Directors, upon the recommendation of the Nominating Committee, has nominated Michael R. Dougherty, Bernard Canavan, M.D., R. Frank Ecock, Zola
P. Horovitz, Ph.D., Roy C. Levitt, M.D., Charles A. Sanders, M.D., Robert F. Shapiro, and James B. Wyngaarden, M.D. for election as directors of the Company. All nominees are presently directors of the Company whose terms expire at the Annual Meeting.

   All nominees have consented to be named and to serve if elected. Unless otherwise instructed by the stockholders, the persons named in the proxies will vote the shares represented thereby for the election of such nominees. The Board of Directors believes all nominees will be able to serve as directors; if this should not be the case, however, the proxies may be voted for one or more substitute nominees to be designated by the Board of Directors, or the Board may decide to reduce the number of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES
                                  NAMED BELOW.

                               ----------------

                             NOMINEES FOR ELECTION

                               ----------------

                              Year First
                                Became   Principal Occupations During Past Five
     Name of Director     Age  Director      Years and Certain Directorships
     ----------------     --- ---------- --------------------------------------
 Michael R. Dougherty....  44    1997    Mr. Dougherty has served as Chairman
                                         of the Board of Directors since
                                         November 2000, and a director of the
                                         Company since August 1997. Mr.
                                         Dougherty currently serves as
                                         President and Chief Operating Officer
                                         of Genomics Collaborative, Inc. Mr.
                                         Dougherty previously served as
                                         President and Chief Executive Officer
                                         of the Company from August 1998
                                         through November 2000. Mr. Dougherty
                                         served as Executive Vice President of
                                         the Company from March 1995 through
                                         August 1998. From August 1993, when he
                                         joined the Company, until March 1995,
                                         Mr. Dougherty served as Senior Vice
                                         President. Mr. Dougherty served as
                                         Chief Financial Officer of the Company
                                         since August 1993. Prior to joining
                                         the Company, Mr. Dougherty served in
                                         the following capacities at Centocor,
                                         Inc.: Senior Vice President, Chief
                                         Financial Officer and Treasurer, from
                                         February 1992 to August 1993; Vice
                                         President Corporate Finance from May
                                         1990 to February 1992; and Treasurer
                                         from June 1986 to May 1990.

 Bernard Canavan, M.D. ..  66    1994    Dr. Canavan has served as a director
                                         of the Company since 1994. Dr. Canavan
                                         was employed by American Home Products
                                         Corporation for over twenty-five years
                                         until his retirement in February 1994.
                                         From June 1990 until January 1994, he
                                         was President of American Home
                                         Products Corporation and was
                                         responsible for all operations,
                                         including its pharmaceutical
                                         businesses worldwide. Previously, Dr.
                                         Canavan was Chairman and Chief
                                         Executive Officer of American Home
                                         Products Corporation's pharmaceutical
                                         company, Wyeth-Ayerst Laboratories.
                                         Dr. Canavan is also a director of
                                         Shire Pharmaceuticals Group P.L.C.

 R. Frank Ecock..........  66    2001    Mr. Ecock has served as a director of
                                         the Company since 2001. Mr. Ecock was
                                         employed by Merck & Company, Inc. for
                                         thirty-three years until his
                                         retirement in December 1991. From
                                         November 1989 until December 1991, he
                                         was Vice President, North American
                                         Operations of Merck and was
                                         responsible for operations, quality
                                         control, and engineering support for
                                         five plants and the headquarters site.
                                         Since December 1991, Mr. Ecock has
                                         been a consultant to the
                                         pharmaceutical and biotechnology
                                         industries.

                                  Year First  Principal Occupations During Past
                                    Became         Five Years and Certain
       Name of Director       Age  Director             Directorships
       ----------------       --- ----------  ---------------------------------
 Zola P. Horovitz, Ph.D. ....  67    1995    Dr. Horovitz served as Chairman of
                                             the Board of Directors from August
                                             1998 through November 2000, and a
                                             director of the Company since
                                             1995. Dr. Horovitz was employed by
                                             Bristol-Myers Squibb Company
                                             ("Bristol-Myers") and its
                                             predecessor, Squibb Corporation,
                                             for over thirty years. At the time
                                             of his retirement in 1994, Dr.
                                             Horovitz was Vice President of
                                             Business Development at Bristol-
                                             Myers. Since 1994, Dr. Horovitz
                                             has been a consultant to the
                                             pharmaceutical and biotechnology
                                             industries and is also a director
                                             of 3-Dimensional Pharmaceuticals,
                                             Inc., Avigen, Inc., BioCryst
                                             Pharmaceuticals, Inc., Diacrin,
                                             Inc., Palatin Technologies, Inc.,
                                             Paligent Inc., and Synaptic
                                             Pharmaceutical Corporation.

 Roy C. Levitt, M.D. ........  48    1997    Dr. Levitt has served as President
                                             and Chief Executive Officer since
                                             November 2000 and a director of
                                             the Company since 1997. Dr. Levitt
                                             served as Executive Vice President
                                             and Chief Operating Officer of the
                                             Company from August 1998 through
                                             November 2000. Dr. Levitt was
                                             appointed head of Research and
                                             Development at the Company, and
                                             served as Executive Vice President
                                             upon joining the Company in
                                             January 1996. Prior to joining the
                                             Company, Dr. Levitt was a faculty
                                             member at Johns Hopkins University
                                             in the Department of
                                             Anesthesiology and Critical Care
                                             Medicine, from 1986 to 1995, in
                                             Neurological Surgery from 1995 to
                                             1996 and in Environmental Health
                                             Sciences from 1988 to 1996.

 Charles A. Sanders, M.D. ...  70    1996    Dr. Sanders has served as a
                                             director of the Company since
                                             September 1996. Dr. Sanders is the
                                             retired Chairman and Chief
                                             Executive Officer of Glaxo Inc.,
                                             where he was employed from 1989 to
                                             1995. Previously, Dr. Sanders was
                                             Vice Chairman of Squibb
                                             Corporation and also served as
                                             General Director of Massachusetts
                                             General Hospital. Dr. Sanders is
                                             also a director of Biopure
                                             Corporation, Cephalon, Inc.,
                                             Edgewater Technology Inc.,
                                             Genentech, Inc., Pharmacopeia,
                                             Inc., Scios Inc., Trimeris, Inc.,
                                             and Vertex Pharmaceuticals
                                             Incorporated.

 Robert F. Shapiro...........  67    1996    Mr. Shapiro has served as a
                                             director of the Company since
                                             September 1996. Since 1997, Mr.
                                             Shapiro has been the Vice Chairman
                                             and a Partner of Klingenstein,
                                             Fields and Co., LLC, an investment
                                             management firm. Since 1988, Mr.
                                             Shapiro has also served as
                                             President of RFS & Associates,
                                             Inc., a private investment and
                                             consulting firm. Previously, Mr.
                                             Shapiro served as President and
                                             Co-Chairman of Wertheim Schroder &
                                             Co., Inc. and Chairman of New
                                             Street Capital Corporation,
                                             investment banking firms. Mr.
                                             Shapiro is also a director of The
                                             Burnham Fund, Inc., and The TJX
                                             Companies, Inc.

 James B. Wyngaarden, M.D. ..  77    1996    Dr. Wyngaarden has served as a
                                             director of the Company since
                                             September 1996. Since 1996, Dr.
                                             Wyngaarden has been a partner in
                                             the Washington Advisory Group, a
                                             consulting firm. From 1995 to
                                             1997, Dr. Wyngaarden was Senior
                                             Associate Dean, International
                                             Affairs, University of
                                             Pennsylvania Medical School. From
                                             1990 to 1994, Dr. Wyngaarden was
                                             Foreign Secretary of the U.S.
                                             National Academy of Sciences and
                                             Institute of Medicine. From 1990
                                             to 1994, Dr. Wyngaarden also
                                             served as Associate Dean at Duke
                                             University Medical School. From
                                             1956 to 1994, Dr. Wyngaarden
                                             served as a Professor of Medicine
                                             at Duke University Medical School.
                                             Dr. Wyngaarden previously served
                                             in several capacities, including
                                             as the Director of the National
                                             Institutes of Health from 1982 to
                                             1989. Dr. Wyngaarden is also a
                                             director of Human Genome Sciences,
                                             Inc. and Hybridon, Inc.

General Information Concerning the Board of Directors and Its Committees

   The Board of Directors of the Company met on seven occasions during 2001. Each director attended in the aggregate at least 75% of the meetings of the Board of Directors held during the period for which he was a director, and the meetings of the committee or committees on which he served during such period. The Delaware General Corporation Law provides that the Board of Directors, by resolution adopted by a majority of the entire Board, may designate one or more committees, each of which shall consist of one or more directors. The Board of Directors annually elects from its members an Executive Committee, Audit Committee, Compensation Committee, and Nominating Committee.

   Executive Committee. The Executive Committee may exercise, with certain exceptions, all of the authority of the Board in the management of the business and affairs of the Company. The Executive Committee is intended to serve in the event that action must be taken by the Board of Directors at a time when convening a meeting of the entire Board is not feasible. The Executive Committee held one meeting during 2001. The current members of the Executive Committee are Mr. Dougherty and Dr. Levitt.

   Audit Committee. The Audit Committee operates under a written charter adopted by the Board of Directors, which was filed as an exhibit to the Company's Proxy Statement dated April 16, 2001. The principal functions of the Audit Committee are to serve as an independent and objective party to monitor the integrity of the Company's financial reporting process and systems of internal financial controls regarding finance, accounting and legal compliance; monitor the independence and performance of the Company's independent accountants; and provide an open avenue of communication among the independent accountants, management and the Board of Directors. The Audit Committee also has the authority to select or replace the independent accountants. The Audit Committee met six times during 2001. The current members of the Audit Committee are Mr. Ecock, Dr. Horovitz and Mr. Shapiro, each non-employee members of the Board of Directors.

   Compensation Committee. The Compensation Committee has general supervisory power over, and the power to grant awards under, the Company's equity compensation plans. In addition, the Compensation Committee recommends to the Board the compensation of the Company's President and Chief Executive Officer, reviews and takes action on the recommendations of the President and Chief Executive Officer as to the compensation of the Company's other officers and key personnel, approves the grants of any bonuses to officers and reviews other compensation matters generally. The Compensation Committee met five times during 2001. The current members of the Compensation Committee are Drs. Canavan and Sanders.


   Nominating Committee. The Nominating Committee is authorized to consider candidates for directors of the Company. It is the policy of the Nominating Committee to consider director nominees recommended by stockholders. Any such recommendation, together with the nominee's qualifications and consent to being considered as a nominee, should be sent in writing to the Nominating Committee in care of the Secretary of the Company. The Nominating Committee did not meet during 2001. The current members of the Nominating Committee are Mr. Dougherty and Dr. Wyngaarden.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information as of March 20, 2002 (except as otherwise noted) regarding the ownership of Common Stock (i) by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) by each director of the Company,
(iii) by each executive officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement and (iv) by all current executive officers and directors of the Company as a group.

                                                Number of Shares    Percent of
             Beneficial Owner(1)              Beneficially Owned(2)  Class(3)
             -------------------              --------------------- ----------
State of Wisconsin Investment Board
 ("SWIB")(4).................................       6,090,775          18.5%
 P.O. Box 7842
 Madison, WI 53707
Wellington Management Company, LLP
 ("Wellington")(4)(5)........................       3,294,264          10.0%
 75 State Street
 Boston, MA 02109
Stuart T. Weisbrod, Ph.D.(6).................       3,080,000           9.4%
 230 Park Avenue, Suite 928
 New York, NY 10169
Genentech, Inc.(7)...........................       1,706,513           5.2%
 One DNA Way
 South San Francisco, CA 94080
Roy C. Levitt, M.D.(8).......................         580,750           1.7%
Michael R. Dougherty(9)......................         375,750           1.1%
Kenneth J. Holroyd, M.D.(10).................         248,250            *
Robert F. Shapiro(11)........................         158,000            *
Zola P. Horovitz, Ph.D.(12)..................          95,000            *
Bernard Canavan, M.D.(13)....................          76,000            *
Sean M. Johnston, Ph.D.(14)..................          61,250            *
Charles A. Sanders, M.D.(15).................          55,000            *
James B. Wyngaarden, M.D.(16)................          45,000            *
R. Frank Ecock(17)...........................          22,500            *
Michael E. Petrone, M.D.(18).................          12,500            *
Michael M. Yoshitsu, Ph.D.(19)...............          12,500            *
All current directors and executive officers
 as a group (13 persons)(20).................       1,755,000           5.1%

     --------
  *  Less than one percent.
 (1) Except for SWIB, Wellington, Dr. Weisbrod, and Genentech, Inc., the address of each beneficial owner is c/o Genaera Corporation, 5110 Campus Drive, Plymouth Meeting, PA, 19462.
 (2) Nature of ownership consists of sole voting and investment power unless otherwise indicated. The number of shares indicated includes shares issuable upon the exercise of outstanding stock options and warrants held by each individual or group to the extent such options and warrants are exercisable within sixty days of March 20, 2002.
 (3) The percentage for each individual or group is based on 32,867,386 shares that were outstanding as of March 20, 2002 and all shares issuable upon the exercise of outstanding stock options and warrants held by such individual or group to the extent such options and warrants are exercisable within sixty days of March 20, 2002.
 (4) This information is presented in reliance on information disclosed in a
     Schedule 13G filed with the Commission and reporting as of February 15, 2002 for SWIB and December 31, 2001 for Wellington.
 (5) Of the shares reported, Wellington shares dispositive power with respect to all 3,294,264 shares and shares voting power with respect to 1,788,464 shares.
 (6) Includes shares beneficially owned by the following entities with which Dr. Weisbrod is affiliated: Merlin BioMed Group, L.L.C. ("MBG")--1,130,100 shares; Merlin BioMed Investment Advisors,

      L.L.C. ("MBIA")--1,649,900; Merlin BioMed, L.P. ("MBLP")--670,900; Merlin
      BioMed II, L.P. ("MBII")--297,600 and Merlin BioMed III, L.P. ("MBIII")-- 161,600. MBG, the general partner of MBLP, MBII and MBIII, has shared voting and dispositive power of the 1,130,1000 owned in the aggregate by those entities and disclaims beneficial ownership of all such shares. MBIA, MBLP, MBII and MBIII each have shared voting and dispositive power with respect to the number of shares that they beneficially own. Dr. Weisbrod has sole voting and dispositive power with respect to 200,000 shares, and shared voting and dispositive power with respect to 3,080,000 shares, which shares include 70,000 shares owned by Dr. Weisbrod's children, 10,000 shares owned Dr. Weisbrod's wife, and 20,000 shares owned by the Merlin BioMed Investment Advisors 401(k) Plan. Dr. Weisbrod disclaims beneficial ownership of all but the 200,000 shares for which he has sole voting and dispositive power. The information in this note is as of November 21, 2001 and is presented in reliance on information disclosed in Amendment No. 1 to a Schedule 13D filed with the Commission by the Merlin BioMed Group.
 (7)  This information is presented in reliance on information disclosed in a
      Schedule 13G filed with the Commission dated May 12, 2000.
 (8) With respect to Dr. Levitt, includes 500,000 shares of Common Stock issuable upon exercise of options within sixty days of March 20, 2002, and 2,120 shares of Common Stock held in accounts of family members.
 (9) With respect to Mr. Dougherty, includes 297,000 shares of Common Stock issuable upon exercise of options within sixty days of March 20, 2002.
(10) With respect to Dr. Holroyd, includes 220,500 shares of Common Stock issuable upon exercise of options within sixty days of March 20, 2002, and 9,000 shares of Common Stock held in a joint account where voting and investment power are shared.
(11) With respect to Mr. Shapiro, includes 40,000 shares of Common Stock issuable upon exercise of options within sixty days of March 20, 2002.
(12) With respect to Dr. Horovitz, includes 66,250 shares of Common Stock issuable upon exercise of options within sixty days of March 20, 2002.
(13) With respect to Dr. Canavan, includes 50,000 shares of Common Stock issuable upon exercise of options within sixty days of March 20, 2002.
(14) With respect to Dr. Johnston, includes 61,250 shares of Common Stock issuable upon exercise of options within sixty days of March 20, 2002.
(15) With respect to Dr. Sanders, includes 40,000 shares of Common Stock issuable upon exercise of options within sixty days of March 20, 2002.
(16) With respect to Dr. Wyngaarden, includes 40,000 shares of Common Stock issuable upon exercise of options within sixty days of March 20, 2002.
(17) With respect to Mr. Ecock, includes 22,500 shares of Common Stock issuable upon exercise of options within sixty days of March 20, 2002.
(18) With respect to Dr. Petrone, includes 12,500 shares of Common Stock issuable upon exercise of options within sixty days of March 20, 2002.
(19) With respect to Dr. Yoshitsu, includes 12,500 shares of Common Stock issuable upon exercise of options within sixty days of March 20, 2002.
(20) Includes 1,375,000 shares of Common Stock issuable upon exercise of options within sixty days of March 20, 2002.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

   The following table sets forth for the years ended December 31, 2001, 2000 and 1999 certain compensation awarded, earned or paid by the Company to its Chief Executive Officer and the four most highly compensated executive officers of the Company during the year ended December 31, 2001.

                           Summary Compensation Table

                                                                Long-Term
                                                              Compensation
                                              Annual      ---------------------
                                           Compensation   Restricted Securities
                                         ----------------   Stock    Underlying
    Name and Principal Position     Year  Salary   Bonus  Awards(1)   Options
    ---------------------------     ---- -------- ------- ---------- ----------
Roy C. Levitt, M.D................. 2001 $334,355 $85,000      --      80,000
 President and Chief Executive      2000 $289,074 $65,000  $32,348    170,000
  Officer                           1999 $276,800 $52,500  $20,393     80,000

Kenneth J. Holroyd, M.D............ 2001 $275,237 $75,000      --      75,000
 Executive Vice President and Chief 2000 $233,806 $60,000  $21,565    140,000
  Operating Officer                 1999 $213,525 $45,000  $13,595     60,000

Sean M. Johnston, Ph.D............. 2001 $171,287 $16,000      --      50,000
 Senior Vice President,             2000 $144,486 $16,000      --      55,000
  Manufacturing(2)                  1999 $130,195 $13,000      --      80,000

Michael E. Petrone, M.D............ 2001 $187,143 $16,000      --     100,000
 Vice President, Clinical
  Research(3)

Michael M. Yoshitsu, Ph.D.......... 2001 $157,821 $10,000      --     100,000
 Vice President, Business
  Development(4)

--------
(1) Restricted stock awards were granted under the Company's Amended 1998 Equity Compensation Plan. Issuances occur in equal installments over four years, on the anniversary of the initial determination by the Compensation Committee, provided that the grantee remains an employee or director of the Company. Dividends are not paid on unvested restricted stock awards. In 1998, the Compensation Committee of the Board of Directors awarded an aggregate of 56,000 shares of Common Stock to certain named executive officers, as follows: Dr. Levitt 36,000 shares, of which 9,000 shares were issued in each of the years 1999, 2000 and 2001; and Dr. Holroyd 20,000 shares, of which 5,000 shares were issued in each of the years 1999, 2000 and 2001. In 1999, the Compensation Committee of the Board of Directors awarded an aggregate of 12,500 shares of Common Stock to certain named executive officers, as follows: Dr. Levitt 7,500 shares, of which 1,875 shares were issued in each of the years 2000 and 2001; and Dr. Holroyd 5,000 shares, of which 1,250 shares were issued in each of the years 2000 and 2001. In 2000, the Compensation Committee of the Board of Directors awarded an aggregate of 12,500 shares of Common Stock to certain named executive officers, as follows: Dr. Levitt 7,500 shares, of which 1,875 shares were issued in 2001; and Dr. Holroyd 5,000 shares, of which 1,250 shares were issued in 2001. In 2001, the Compensation Committee of the Board of Directors did not grant any restricted stock awards. At December 31, 2001, Drs. Levitt and Holroyd had 18,375 and 11,250 shares, respectively, of unvested restricted stock outstanding which had fair market values of $71,663 and $43,875, respectively. Year-end values are based upon a price of $3.90 per share, which was the closing market price of a share of the Company's Common Stock on December 31, 2001.
(2) Dr. Johnston joined the Company in January 1999 and was appointed an executive officer in 2000.
(3) Dr. Petrone joined the Company and was appointed an executive officer in January 2001.
(4) Dr. Yoshitsu joined the Company and was appointed an executive officer in February 2001. Dr. Yoshitsu ceased to be an executive officer upon his resignation from the Company effective February 28, 2002 at which time he entered into a three-month consulting arrangement with the Company. At that date, options to purchase 12,500 shares of common stock were vested and will expire on May 30, 2002. The remaining options were forfeited at resignation.

   The following table sets forth certain information regarding stock options granted during 2001 to the persons named in the Summary Compensation Table.

                       Option Grants in Last Fiscal Year


                                   Individual Grants(1)
                         ----------------------------------------- Potential Realizable
                                    Percent of                       Value At Assumed
                         Number of    Total                        Annual Rates of Stock
                         Securities  Options                        Price Appreciation
Name                     Underlying Granted to                      for Option Term(2)
----                      Options   Employees  Exercise Expiration ---------------------
                          Granted    in 2001    Price      Date        5%        10%
                         ---------- ---------- -------- ---------- ---------- ----------
Roy C. Levitt, M.D. ....   80,000       10%     $3.61   7/24/2011  $  181,625 $  460,273

Kenneth J. Holroyd,
 M.D. ..................   75,000        9%     $3.61   7/24/2011  $  170,273 $  431,506

Sean M. Johnston,
 Ph.D. .................   50,000        6%     $3.61   7/24/2011  $  113,515 $  287,671

Michael E. Petrone,
 M.D. ..................   50,000        6%     $2.53   2/15/2011  $   79,593 $  201,704
                           50,000        6%     $3.61   7/24/2011  $  113,515 $  287,671

Michael M. Yoshitsu,
 Ph.D.(3) ..............   50,000        6%     $2.50   2/20/2011  $   78,612 $  199,218
                           50,000        6%     $3.61   7/24/2011  $  113,515 $  287,671

--------
(1) Options are non-qualified stock options to acquire shares of Common Stock with a stated term of ten years, vesting in four equal annual installments beginning one year after the date of grant. If a "change in control" (as defined in the Amended 1998 Equity Compensation Plan) were to occur, these options would become immediately exercisable in full.
(2) Potential realizable values are based on an assumption that the stock price of the Common Stock starts equal to the exercise price shown for each particular option grant and appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the term of the option. These amounts are reported net of the option exercise price, but before any taxes associated with exercise or subsequent sale of the underlying stock. The actual value, if any, an option holder may realize will be a function of the extent to which the stock price exceeds the exercise price on the date the option is exercised and also will depend on the option holder's continued employment through the vesting period. The actual value to be realized by the option holder may be greater or less than the values estimated in this table.
(3) Dr. Yoshitsu ceased to be an executive officer upon his resignation from the Company effective February 28, 2002 at which time he entered into a three-month consulting arrangement with the Company. At that date, options to purchase 12,500 shares of common stock were vested and will expire on May 30, 2002. The remaining options were forfeited at resignation.

   The following table sets forth certain information regarding stock option exercises during 2001 and the value of vested and unvested options for the persons named in the Summary Compensation Table as of December 31, 2001. Year-end values are based upon a price of $3.90 per share, which was the closing market price of a share of the Company's Common Stock on December 31, 2001.

      Aggregated Option Exercises in Last Year and Year-End Option Values

                                             Number of Securities      Value of Unexercised
                                            Underlying Unexercised         In-the-Money
                          Shares                  Options at                Options at
                         Acquired              December 31, 2001         December 31, 2001
                            on     Value   ------------------------- -------------------------
Name                     Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
----                     -------- -------- ----------- ------------- ----------- -------------
Roy C. Levitt, M.D......   --       $--      500,000      285,000     $145,125     $179,575
Kenneth J. Holroyd,
 M.D....................   --       $--      220,500      240,000     $ 93,750     $129,500
Sean M. Johnston,
 Ph.D...................   --       $--       53,750      131,250     $ 55,125     $ 78,625
Michael E. Petrone,
 M.D....................   --       $--          --       100,000     $    --      $ 82,940
Michael M. Yoshitsu,
 Ph.D.(1)...............   --       $--          --       100,000     $    --      $ 84,500

--------
(1) Dr. Yoshitsu ceased to be an executive officer upon his resignation from the Company effective February 28, 2002 at which time he entered into a three-month consulting arrangement with the Company. At that date, options to purchase 12,500 shares of common stock were vested and will expire on May 30, 2002. The remaining options were forfeited at resignation.

Executive Arrangements

   In January 1996, the Company entered into an employment agreement with Dr. Levitt pursuant to which, among other things, Dr. Levitt will receive up to an additional 75,000 options in the event certain milestones are achieved in a certain area of research and development. Dr. Levitt is entitled to receive twelve month's base salary in the event that his employment is terminated by the Company without "cause," which is reduced or eliminated if he becomes subsequently employed elsewhere within that period. Certain of the Company's other executive officers are entitled to receive from six to twelve months' base salary in the event that their employment is terminated by the Company without "cause." Dr. Yoshitsu ceased to be an executive officer upon his resignation from the Company effective February 28, 2002 at which time he entered into a three-month consulting arrangement with the Company.

   The Company does not currently grant any long-term incentives, other than stock options, to its executives or other employees. Similarly, the Company does not sponsor any defined benefit or actuarial plans at this time.

Compensation of Directors

   All non-employee directors receive an annual fee of $15,000 for their services to the Company as directors, and are reimbursed for expenses incurred in connection with attending meetings of the Board of Directors. The Chairman of the Board receives an additional annual fee of $45,000.

   The following Compensation Committee Report, the Comparative Stock Performance Graph and the Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                         COMPENSATION COMMITTEE REPORT

Compensation Philosophy

   The Compensation Committee of the Board of Directors (the "Compensation Committee") believes that a well-designed compensation program should align the goals of the stockholders with the goals of the executive, and that a significant portion of executive compensation, over the long-term, should be dependent upon the value created for the stockholders. However, the Compensation Committee recognizes that, in the short-term, the value of the Company will be affected by many factors, some transient in nature and beyond the control of the Company's executives. This is especially true in the biotechnology industry, which is characterized by a large number of small companies, long product lead times, highly volatile stock prices, and few commercial products. In order to attract and retain qualified executives in such an environment, the Compensation Committee attempts to create a balanced compensation package by combining components based upon the achievement of long-term value for stockholders with components based upon the achievement of shorter-term strategic goals. These goals generally include the progress of research and drug development programs, adherence to budgets, strengthening of the Company's financial position and success in entering into appropriate business collaborations. The Compensation Committee expects that the achievement of these shorter-term goals will contribute to the long-term success of the Company. In light of the Company's need to develop its technology into viable products, progress toward achievement of research and development objectives is the most significant individual factor considered in determining compensation levels.

   The Company competes with both biotechnology companies and pharmaceutical companies in the hiring and retention of qualified personnel. Particularly as compared to the pharmaceutical industry, the cash compensation of the Company's executives is below those levels available to executives of similar background and experience. Likewise, the Company does not offer the type of retirement benefits often available at such other entities. The Company therefore must place greater emphasis on long-term compensation, principally including the grant of stock options and awards.

   The Company's compensation program for executive officers is comprised of base salary, performance bonuses, longer-term incentive compensation in the form of stock options and awards, and benefits available generally to all of the Company's employees. The process utilized by the Compensation Committee in determining executive officer compensation levels for each of these components is based on the Compensation Committee's subjective judgment, and the other factors noted herein.

Compensation Components

   Base Salary. Base salary levels for the Company's executive officers are reviewed on an annual basis by the Compensation Committee. In conducting this review, the Compensation Committee considers the various items noted above, including competitive factors and industry trends, as well as performance within the Company, and changes in job responsibility. The Compensation Committee also reviews certain compensation information publicly available and gathered informally, including merit increase data, and also considers salary history at the Company.

   In 2001, Dr. Levitt's base salary of $325,000 did not change. Other members of senior management received salary increases in consideration of promotions and increases in responsibilities within the Company.

   Performance Bonus Compensation. The Compensation Committee annually considers awards of cash bonuses to executives in order to provide a direct financial incentive to achieve Company and individual objectives, generally related to the goals described above. Specific objectives are determined yearly as part of the Company's annual operating plan and budget. The granting of any such bonus is totally discretionary and is determined based upon the Compensation Committee's evaluation of each executive's performance in attaining such corporate and individual goals and objectives. Performance bonuses are expected to represent a significant portion of executives' total cash compensation.

   In determining to award cash bonuses to the Company's executive officers in 2001, the Compensation Committee noted the Company's achievement of several objectives and milestones, including:

  1.  the announcement of clinical results for squalamine, including:

    . positive Phase IIa data for squalamine in non-small cell lung cancer;

    . the initiation of a Phase IIb randomized multi-center clinical trial of squalamine in nonsmall cell lung cancer; and

    . positive Phase IIa objective response data for squalamine in advanced ovarian cancer and attainment of orphan drug status from the FDA;

  2. with respect to the proprietary genomics-based IL9 and IL9 receptor targets for asthma and other chronic respiratory conditions, the announcement of:

    . a new collaborative agreement between Genaera and the Ludwig Institute of Cancer Research; and

    . a collaboration, development, and licensing agreement with MedImmune, Inc. to create IL9 based products for respiratory diseases;

  3. with regard to LOMUCIN(TM), an oral small molecule mucoregulator product for asthma:

    . the Company announced the initiation of a clinical investigation in asthma; and

    . the Company secured a Therapeutics Development Grant and alliance with the Cystic Fibrosis Foundation;

  4. trodulamine (formerly produlestan), the Company's novel naturally occurring aminosterol small molecule obesity treatment, began formal GLP safety testing in preparation for clinical development.

   Dr. Levitt was awarded a cash bonus in 2001 of $85,000, which was paid in 2002. With respect to aggregate base salary and performance bonus compensation, the Committee reviews certain cash compensation survey materials and noted that Dr. Levitt's base salary and cash bonus places Dr. Levitt in approximately the 50th percentile of compensation in the biopharmaceutical industry. Some, but not all, of the companies in the compensation survey are included in the Index of Nasdaq Pharmaceutical Stocks in the Comparative Stock Performance Graph. Bonuses awarded in 2001 to the remaining executive officers were also paid in 2002.

   Stock Option Grants. The objective of option grants is to align the long-term financial interests of the option holder with the financial interests of the Company's stockholders. Stock option exercise prices are set at the prevailing market price at the time of grant, and stock options will only have value if the Company's stock price increases. The Company, as with all biopharmaceutical companies, relies heavily upon stock option grants. Without such incentives, it would not be possible to attract and retain qualified managers or scientists. The Compensation Committee generally considers stock option grants at hiring and on an annual basis as a means to continue to provide incentives to the Company's senior managers to work toward increasing stockholder value; however, the granting of any such options is discretionary. In order to assess competitive factors, the Committee also analyzes data relating to option grants being awarded to executives of other biopharmaceutical companies.

   In 2001, the Compensation Committee made grants to executive officers aggregating 455,000 shares in total which include grants made upon the initial employment of certain executive officers of the Company. The exercise price of all grants, excluding grants made upon initial employment, was $3.61, which was the fair market value on the date of grant. Drs. Petrone and Yoshitsu were granted options to purchase 50,000 shares each upon their initial employment at exercise prices of $2.53 and $2.50, respectively, which were the fair market values on the respective dates of grant. Dr. Levitt was awarded options to purchase 80,000 shares in 2001, which are included in that aggregate total. The Compensation Committee also took note of the fact that certain of Dr. Levitt's and other executive officers' prior option awards were exercisable at prices in excess of the current value of the Company's Common Stock, and determined that additional awards were appropriate to continue to provide meaningful incentives to the management group to build value within the Company.

   Payments during 2001 to the Company's executives under the various programs discussed above were made in accordance with the provisions of Section 162(m) of the Code, which became effective on January 1, 1994. Section 162(m) limits the deduction that may be claimed by a public company for compensation paid to certain individuals to $1,000,000, except to the extent that any excess compensation is performance-based compensation. In accordance with current regulations, the amounts realized upon the exercise of stock options will qualify as performance-based compensation.

                                          COMPENSATION COMMITTEE

                                          Bernard Canavan, M.D., Chairman
                                          Charles A. Sanders, M.D.

Compensation Committee Interlocks and Insider Participation

   The members of the Compensation Committee are Drs. Canavan and Sanders. There are currently no compensation committee interlocks or insider participation on the Compensation Committee.

                      COMPARATIVE STOCK PERFORMANCE GRAPH

   The graph below compares the cumulative total stockholder return of the Company's Common Stock with the cumulative total stockholder return of (i) the Nasdaq Stock Market (U.S.) Index (the "Nasdaq Index"), and (ii) the Index of Nasdaq Pharmaceutical Stocks (the "Pharmaceutical Index"), assuming an investment of $100 on December 31, 1996 in each of the Common Stock of the Company, the stocks comprising the Nasdaq Index and the stocks comprising the Pharmaceutical Index, and further assuming reinvestment of dividends. The graph commences as of December 31, 1996.








                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                          AMONG GENAERA CORPORATION,
                     THE NASDAQ STOCK MARKET (U.S.) INDEX
                      AND THE NASDAQ PHARMACEUTICAL INDEX

                                    [CHART]

          Genaera Corp.    Nasdaq Stock Market (U.S.) Index Nasdaq Pharm. Index
          -------------    -------------------------------- -------------------

1996         100.00                     100.00                   100.00
1997          83.77                     122.48                   103.05
1998          33.12                     172.68                   130.81
1999          18.84                     320.89                   246.64
2000          23.05                     193.01                   307.65
2001          40.52                     153.15                   262.17

*$100 INVESTED ON 12/31/96 IN STOCK OR INDEX-INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

      PROPOSAL NO. 2--RATIFICATION OF SELECTION OF KPMG LLP AS INDEPENDENT
                                  ACCOUNTANTS

   The Board of Directors has selected KPMG LLP as Genaera's independent accountants for the year ending December 31, 2002, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited Genaera's financial statements since their appointment in 1999. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

   Stockholder ratification of the selection of KPMG LLP as Genaera's independent accountants is not required by the Company's bylaws, Delaware corporate law or otherwise. The Board of Directors has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of KPMG LLP as independent accountants, the Board of Directors will consider whether to retain that firm for the year ending December 31, 2002.

   The following table sets forth the aggregate fees billed by KPMG LLP to Genaera for:

   Audit Fees in connection with the audit of Genaera's 2001 annual financial statements and the review of financial statements in
    Genaera's quarterly reports on Form 10-Q filed in 2001.............  $69,000

   Financial Information Systems Design and Implementation Fees for the
    year 2001..........................................................      --

   All Other Fees for the year 2001, other than for services covered above, which consist solely of accounting consultations, review of
    SEC registration statements and tax compliance.....................   21,000
                                                                         -------
                                                                         $90,000
                                                                         =======

   The affirmative vote of the holders of a majority of the common stock represented at the Annual Meeting is required for approval of this proposal.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
               SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS.

                             AUDIT COMMITTEE REPORT

   The Audit Committee of the Genaera Corporation Board of Directors (the "Audit Committee") is composed of three independent directors and operates under a written charter adopted by the Board of Directors, which was filed as an exhibit to the Company's Proxy Statement dated April 16, 2001. The members of the Audit Committee are Zola P. Horovitz, Ph.D. (Chairman), R. Frank Ecock and Robert F. Shapiro, each of whom is considered an "independent" director under the rules of the Nasdaq stock market. Each year, the Audit Committee recommends to the Board of Directors the selection of the Company's independent accountants.

   Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and to assist the Board of Directors in its general oversight of the Company's financial reporting, internal controls and audit functions.

   The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent accountant is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent accountants on the basis of information it receives, discussions with management and the independent accountants and the experience of the Audit Committee's members in business, financial and accounting matters.

   The Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees.

   The Company's independent accountants also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Committee discussed with the independent accountants that firm's independence. The Committee further considered whether the provision of non-audit services by the Company's independent accountants is compatible with such accountants maintaining their independence.

   Based upon the Committee's discussions with management and the independent accountants and the Committee's review of the representations of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the U.S. Securities and Exchange Commission. The Committee and the Board of Directors have also recommended the selection of KPMG LLP as the Company's independent accountants for 2002. During 2001, the Company did not engage KPMG LLP to perform any management or financial information systems consulting services.

                                          AUDIT COMMITTEE

                                          Zola P. Horovitz, Ph.D., Chairman
                                          R. Frank Ecock
                                          Robert F. Shapiro

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the U.S. Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-ten-percent stockholders are required by U.S. Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such reports received by the Company and written representations from certain reporting persons, the Company believes that during the year ended December 31, 2001 all filing requirements applicable to its officers, directors and ten-percent stockholders were satisfied, except that Drs. Petrone and Yoshitsu and Mr. Ecock filed their initial statement of beneficial ownership on Form 3 later than 10 days after becoming executive officers or a director of the Company. The appropriate Forms 3 have since been filed with the SEC. In addition, in 1998, 1999 and 2000, the Company made restricted stock awards to each executive officer in such years and disclosed those awards in the Summary Compensation Table included in the proxy statements for those fiscal years. The Summary Compensation Table included in the 1999, 2000 and 2001 proxy statements reported the cumulative shares of restricted stock that had vested during the fiscal year for each executive officer. The executive officers who received such awards also have reported in their Form 5 filings each year the vesting of these restricted stock awards. Based on advice of counsel in early 2002, the executive officers determined that the initial grant of the restricted stock awards, and not the vesting of such awards, should have been reported on a Form 5 in the year of grant. In their respective Form 5 filings with the SEC on February 14, 2002, Mr. Dougherty and Drs. Levitt and Holroyd, the only current director or executive officers who received restricted stock awards, reported the balance of unvested restricted stock awards that had not been reported previously on a Form 5.

                   OTHER MATTERS FOR THE 2002 ANNUAL MEETING

   As of the date of this Proxy Statement, the Board of Directors is not aware of any matters not set forth herein that may come before the meeting. If, however, further business properly comes before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment.

               STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

   Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with regulations adopted by the U.S. Securities and Exchange Commission. To be considered for inclusion in the Proxy Statement and form of proxy relating to the 2003 annual meeting, such proposals must be received by the Company no later than December 16, 2002. Proposals should be directed to the attention of the Secretary of the Company.

                                          By Order of the Board of Directors,

                                          /s/ CHRISTOPHER P. SCHNITTKER

                                          CHRISTOPHER P. SCHNITTKER
                                          Secretary

Plymouth Meeting, PA
April 19, 2002

PROXY                         GENAERA CORPORATION                          PROXY

                  Annual Meeting of Stockholders, May 16, 2002

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Roy C. Levitt, M.D. and Christopher P. Schnittker, or either one of them acting singly, with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of Genaera Corporation to be held on May 16, 2002, and any adjournments thereof, to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side, and on any other matters properly brought before the meeting or any adjournments thereof, all as set forth in the April 19, 2002 Proxy Statement.

          PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.

1. Election of the following nominees for directors: Michael R. Dougherty, Bernard Canavan, M.D., R. Frank Ecock, Zola P. Horovitz, Ph.D., Roy C. Levitt, M.D., Charles A. Sanders, M.D., Robert F. Shapiro, and James B. Wyngaarden, M.D.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES FOR DIRECTORS.

  For all nominees  [_]             Withhold for all nominees  [_]

  Withhold for the following only: (Write the names of the nominee(s) in the space below)
                                    ___________________________________________

2. Ratification of the appointment of KPMG LLP as independent accountants for the Company for the fiscal year ending December 31, 2002.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF
                     SELECTION OF INDEPENDENT ACCOUNTANTS.

                  For  [_]        Against  [_]   Abstain  [_]

   THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE DATE, SIGN AND RETURN
                                   PROMPTLY.

3.  To vote on such other matters that may properly come before the meeting.

  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING,
           PROXY STATEMENT AND ANNUAL REPORT OF GENAERA CORPORATION.

                                           (Signature should be
                                           exactly as name or names
                                           appear on this proxy. If
                                           stock is held jointly,
                                           each holder should sign.
                                           If signing is by
                                           attorney, executor,
                                           administrator, trustee
                                           or guardian, please give
                                           full title.)

                                           Dated _____________, 2002

                                           _________________________
                                           Signature

                                           _________________________
                                           Signature if held
                                           jointly

                                             I plan to attend the
                                            meeting: Yes [_] No [_]

  This Proxy will be voted FOR all nominees and FOR all other proposals unless otherwise indicated, and in the discretion of the
       proxies on all other matters properly brought before the meeting.
                     PLEASE DATE, SIGN AND RETURN PROMPTLY.